EXHIBIT 10. 17(c)

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of July 23, 2003 (this “Second Supplemental Indenture”), is by and among CB Richard Ellis Services, Inc., a Delaware corporation (“CB Richard Ellis Services”), CBRE Holding, Inc., a Delaware corporation (“Parent”), each of the parties identified as a Subsidiary Guarantor on the signature pages hereto (each, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) and U.S. Bank National Association as successor to Street Bank and Trust Company of California, N.A., as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, BLUM CB Corp. (the “Issuer”), Parent and the Trustee are parties to an indenture dated as of June 7, 2001 (as supplemented, the “Indenture”), providing for the issuance of the Issuer’s 11¼% Senior Subordinated Notes due June 15, 2011 (the “Notes”);

WHEREAS, the Issuer has merged with and into CB Richard Ellis Services (the “Merger”);

WHEREAS, as a result of the Merger, CB Richard Ellis Services has assumed, by and under the First Supplemental Indenture, dated as of July 20, 2001 (the “First Supplemental Indenture”), by and among CB Richard Ellis Services, Parent, each of the parties identified as a Subsidiary Guarantor on the signature pages thereto and the Trustee, the Issuer’s obligations for the due and punctual payment of the principal of, premium, if any, and interest on all the Notes and the performance and observance of each covenant of the Indenture on the part of the Issuer to be performed or observed;

WHEREAS, pursuant to Section 4.10 of the Indenture, after the date of the Merger, CB Richard Ellis Services is required to cause each Restricted Subsidiary that Guarantees any Indebtedness of CB Richard Ellis Services to execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall unconditionally and irrevocably guarantee CB Richard Ellis Services’ obligations with respect to the Notes on the terms set forth in the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Agreements to Become Guarantors. Each of the Subsidiary Guarantors hereby unconditionally and irrevocably guarantees CB Richard Ellis Services’ obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 11 of the Indenture, subordinates its guarantee to the extent and in the manner provided in Article 12 of the Indenture and agrees to be bound by all other provisions of the Indenture and the Notes applicable to a “Subsidiary Guarantor” therein.

3. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Notices. For purposes of Section 13.02 of the Indenture, the address for notices to CB Richard Ellis Services and each of the Subsidiary Guarantors shall be:

c/o CB Richard Ellis Services, Inc.

355 South Grand Avenue

Suite 3100

Los Angeles, CA 90071

Attention: Kenneth J. Kay

5. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

6. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

7. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

8. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by CB Richard Ellis Services, Parent and the Subsidiary Guarantors.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first above written.

CB RICHARD ELLIS SERVICES, INC.

By:	/s/ Ellis D. Reiter, Jr.

	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

CBRE HOLDING, INC.

By:	/s/ Ellis D. Reiter, Jr.

	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

BAKER COMMERCIAL REALTY, INC.,as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.

	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

BONUTTO-HOFER INVESTMENTS, as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.

Name: Ellis D. Reiter, Jr. Title: Executive Vice President and Secretary

CB RICHARD ELLIS, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.

Name: Ellis D. Reiter, Jr. Title: Executive Vice President and Secretary

CB RICHARD ELLIS CORPORATE FACILITIES MANAGEMENT, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.

Name: Ellis D. Reiter, Jr. Title: Executive Vice President and Secretary

CB RICHARD ELLIS INVESTORS, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Assistant Secretary

CB RICHARD ELLIS INVESTORS, L.L.C., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

CB RICHARD ELLIS OF CALIFORNIA, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Secretary

CBRE CONSULTING, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

CBRE HR, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

CBRE-PROFI ACQUISITION CORP., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

CBRE/LJM MORTGAGE COMPANY, L.L.C., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

CBRE/LJM-NEVADA, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Secretary

CBREI FUNDING, L.L.C., as a Subsidiary Guarantor

By:	CB Richard Ellis Investors, L.L.C., its sole member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

CBREI MANAGER, L.L.C., as a Subsidiary Guarantor

By:	CB Richard Ellis Investors, L.L.C., its sole member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

EDWARD S. GORDON MANAGEMENT CORPORATION, as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

GLOBAL INNOVATION ADVISOR, L.L.C, as a Subsidiary Guarantor

By:	CB Richard Ellis Investors, L.L.C., its member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

HOLDPAR A, as a Subsidiary Guarantor

By:	CB Richard Ellis, Inc., its majority interest holder

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

HOLDPAR B, as a Subsidiary Guarantor

By:	CB Richard Ellis, Inc., its majority interest holder

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

IBT VI, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

IBTHAI, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

I/ESG OCTANE HOLDINGS, LLC as a subsidiary Guarantor

By:	Insignia/ESG,Inc., its sole member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

III-BSI HOLDINGS, LLC, as a Subsidiary Guarantor

By: Insignia/ESG, Inc., its managing member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

III-SSI HOLDINGS, LLC, as a Subsidiary Guarantor

By: Insignia/ESG, Inc., its managing member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA/ESG, INC., as a Subsidiary Gurantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA/ESG CAPITAL CORPORATION, as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA/ESG NORTHEAST, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA/ESG CAPITAL INVESTMENTS, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA FINANCIAL GROUP, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA FINANCIAL SERVICES, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA INVESTMENT MANAGEMENT, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA IP INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA ML PROPERTIES, LLC, as a Subsidiary Guarantor

By:	Insignia/ESG, Inc., its sole member

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

INSIGNIA RO, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Senior Vice President and Secretary

KOLL CAPITAL MARKETS GROUP, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

KOLL INVESTMENT MANAGEMENT, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Secretary

KOLL PARTNERSHIPS I, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

KOLL PARTNERSHIPS II, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

L.J. MELODY & COMPANY, as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

L.J. MELODY & COMPANY OF TEXAS, L.P., as a Subsidiary Guarantor

By:	CBRE/LJM Mortgage Company, L.L.C., its general partner

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

LJMGP, LLC, as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Assistant Secretary

SOL L. RABIN, INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Secretary

VINCENT F. MARTIN, JR., INC., as a Subsidiary Guarantor

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Vice President and Secretary

WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P., as a Subsidiary Guarantor

By:	CB Richard Ellis, Inc., its general partner

By:	/s/ Ellis D. Reiter, Jr.
	Name:	Ellis D. Reiter, Jr.
	Title:	Executive Vice President and Secretary

U.S. BANK NATIONAL ASSOCIATION, as Successor Trustee

By:	/s/ Paula M. Oswald
	Name:	Paula M. Oswald
	Title:	Vice President